UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 3, 2023

Date of Report (Date of Earliest Event Reported)

Lendway, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5000 W. 36th Street, Suite 220 Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

Insignia Systems, Inc. 212 Third Avenue N, Suite 356 Minneapolis, Minnesota 55401
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LDWY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 3, 2023, Lendway, Inc. (the “Company”) completed the sale of its business of providing in-store advertising solutions to brands, retailers, shopper marketing agencies and brokerages (the “Asset Sale”) to TIMIBO LLC, an affiliate of Park Printing, Inc., pursuant to the previously announced Asset Purchase Agreement dated May 24, 2023 (the “Purchase Agreement”).  Consideration for the Asset Sale consisted of a cash purchase price of $3.5 million, subject to an initial escrow of $364,379, payoff of specified transaction costs and certain post-closing adjustments to reflect final unexecuted programs.

The foregoing description of the material terms of the Purchase Agreement does not purport to be complete and is subject to, and qualified by, the full text of the Purchase Agreement, a copy of which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 25, 2023 and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

Effective August 4, 2023, the Company changed its state of incorporation from the State of Minnesota to the State of Delaware (the “Reincorporation”) by means of a Plan of Conversion, effective August 4, 2023 (the “Plan of Conversion”). The Reincorporation, including the principal terms of the Plan of Conversion, was submitted to a vote of, and approved by, the Company’s shareholders at the Company’s Annual Meeting of Shareholders held on July 27, 2023 (the “2023 Annual Meeting”), as set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on June 26, 2023 (as supplemented, the “Definitive Proxy Statement”).

The Reincorporation was accomplished by filing: (i) Articles of Conversion with the Secretary of State of the State of Minnesota (the “Minnesota Articles of Conversion”); (ii) a Certificate of Conversion with the Secretary of State of the State of Delaware (the “Delaware Certificate of Conversion”); and (iii) a Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”). In connection with the Reincorporation, the Company’s board of directors also adopted new bylaws (the “Bylaws”).

Upon the effectiveness of the Reincorporation:

•	The Company’s affairs ceased to be governed by the Minnesota Business Corporation Act and the Company’s Minnesota articles of incorporation and bylaws, in each case as in effect immediately prior to the Reincorporation, and the Company’s affairs became governed by the Delaware General Corporation Law (the “DGCL”), the Certificate of Incorporation, and the Bylaws;

•	The Company changed its name from “Insignia Systems, Inc.” to “Lendway, Inc.”;

•	The Company, as the resulting Delaware corporation (i) is deemed to be the same entity was previously incorporated in Minnesota (the “Minnesota Corporation”) for all purposes under Minnesota and Delaware law, (ii) continues to have all of the rights, privileges, and powers of the Minnesota Corporation, (iii) continues to possess all of the properties of the Minnesota Corporation after giving effect to the Asset Sale, and (iv) continues to have all of the debts, liabilities, and duties of the Minnesota Corporation;

•	Each (i) issued and outstanding share of common stock, par value $0.01 per share, of the Minnesota Corporation automatically became an issued and outstanding share of common stock, par value $0.01 per share, of the Company, (ii) options exercisable for common stock of the Minnesota Corporation automatically became equivalent options exercisable for shares of common stock of the Company, (iii) warrants or other rights to acquire shares of common stock of the Minnesota Corporation automatically became equivalent warrants or other rights to acquire shares of common stock of the Company, and (iv) any outstanding certificates representing shares of the Minnesota Corporation’s common stock are deemed equivalent certificates representing shares of the Company’s common stock;

•	All employee benefit, stock option plans and incentive plans of the Minnesota Corporation continue to be employee benefit, stock option plans and incentive plans of the Company; and

•	Each director and officer of the Minnesota Corporation continues to hold his or her respective office with the Company.

Certain rights of the Company’s stockholders changed as a result of the Reincorporation, and such changes are summarized in the Definitive Proxy Statement under the section titled “Proposal Eight - Reincorporation Proposal,” and more specifically, the heading thereunder titled, “Comparison of Shareholder Rights Before and After the Reincorporation,” and such description is incorporated by reference in this Item 3.03. Additionally, a more detailed description of the Plan of Conversion and the effects of the Reincorporation is set forth in the Definitive Proxy Statement under the section entitled “Proposal Eight - Reincorporation Proposal,” which description is incorporated by reference in this Item 3.03. The foregoing description of the material terms of the Certificate of Incorporation, and the Bylaws, is only a summary and is qualified by reference to the full text of the Certificate of Incorporation and the Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

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The Reincorporation does not affect the trading of the Company’s shares of common stock on the Nasdaq Capital Market, except that the Company’s ticker symbol changed from “ISIG” to “LDWY” effective August 4, 2023. The Company, as a Delaware corporation, will continue to file periodic reports and other documents as and when required by the rules and regulations of the SEC.

Stockholders who hold their shares of common stock of the Company in electronic form at the Company’s transfer agent or through brokerage firms do not have to take any action as a result of the Reincorporation. Stockholders who hold paper certificates representing outstanding shares of common stock of the Company also do not need to take any action as a result of the Reincorporation because each stock certificate continues to represent the same number of shares of common stock of the Company as a Delaware corporation. Do not destroy your certificates or other instrument representing securities issued by the Minnesota Corporation as these now evidence securities issued by the Company.

The Company believes that the Reincorporation will not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities, or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Following the completion of the Asset Sale and in connection with the Company’s focus on building its non-bank lending business, the Company’s board of directors appointed Randy D. Uglem, the Company’s Senior Vice President of Lending, to succeed Kristine A. Glancy as President and Chief Executive Officer, effective August 4, 2023. As previously reported, Ms. Glancy’s employment with the Company is expected to terminate effective August 31, 2023.

Mr. Uglem, age 45, most recently served as Senior Vice President of Lending since joining the Company in March 2023. He has over twenty years of experience in credit and lending, most recently as Ag Credit and Lending Director at Air T, Inc. from February 2019 to March 2023. Mr. Uglem spent nearly 13 years at CHS Inc., serving most recently as Credit Director from 2014 to January 2019. Early in his career, he held positions at AgCountry Farm Credit Services and Affinity Plus Credit Union, as well as being involved in his family’s farming operation in North Dakota. Mr. Uglem holds a Bachelor of Science in Agricultural Economics from North Dakota State University.

There are no family relationships between Mr. Uglem and any of the Company’s directors or executive officers. There are no other arrangements or understandings between Mr. Uglem and any other person pursuant to which Mr. Uglem was selected as an officer of the Company. Mr. Uglem is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Also effective August 4, 2023, the Company entered into a letter agreement (the “Letter Agreement”) with Zackery A. Weber, Vice President of Finance, amending certain terms of Mr. Weber’s employment agreement, dated September 10, 2021 (the “Employment Agreement”), and retention letter agreement, dated January 10, 2023 (the “Retention Agreement”), as follows: (1) Notwithstanding any language in the Employment Agreement, Mr. Weber will have the opportunity to provide notice of the existence of a Good Reason (as defined in the Employment Agreement) condition that has resulted or results primarily from the Asset Sale until April 15, 2024; (2) Notwithstanding any language in the Retention Agreement, the Retention Bonus (as defined in the Retention Agreement) will be paid to Mr. Weber no later than August 7, 2023, with the payment of this Retention Bonus amount ($48,000, less applicable withholdings) satisfying all of the Company’s obligations under the Retention Agreement; and (3) Subject to satisfaction of the conditions identified below, Mr. Weber is eligible to earn an additional retention bonus of $150,000, less applicable withholdings (the “2024 Retention Bonus”).

Mr. Weber will earn the 2024 Retention Bonus if (1) the Company timely files its annual report on Form 10-K for the fiscal year ending December 31, 2023 (the “Annual Report”) and (2) Mr. Weber remains employed by the Company through the later of: (a) March 31, 2024 or (b) the date the Company files the Annual Report (the “2024 Retention Date”); provided, however, if the Company terminates Mr. Weber’s employment without Cause (as defined in the Letter Agreement) before the 2024 Retention Date, then he will receive the 2024 Retention Bonus, subject to his signing and not rescinding a release of claims.

The foregoing description of the Letter Agreement is qualified by reference to the text of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference as if fully set forth herein.

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure.

On August 4, 2023, the Company issued a press release announcing the completion of the Asset Sale and Mr. Uglem’s promotion, the text of which is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company’s unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2023 and for the fiscal years ended December 31, 2022 and 2021, the unaudited pro forma condensed combined balance sheet as of March 31, 2023, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description	Method of Filing
2.1*	Asset Purchase Agreement dated May 24, 2023 (incorporated by reference to Exhibit 2.1 to the current report on Form 8-K filed May 25, 2023)	Incorporated by Reference
3.1	Certificate of Incorporation of Lendway, Inc., a Delaware corporation	Filed Electronically
3.2	Bylaws of Lendway, Inc., a Delaware corporation	Filed Electronically
10.1	Letter Agreement with Zackery A. Weber dated August 4, 2023	Filed Electronically
99.1	Press Release dated August 4, 2023	Furnished Electronically
99.2

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2023 and for the fiscal years ended December 31, 2022 and 2021, the unaudited pro forma condensed combined balance sheet as of March 31, 2023, and the notes related thereto.

Filed Electronically
104	Cover Page Interactive Data File	Filed Electronically

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

Statements in this report that are not statements of historical or current facts are considered forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The words “anticipate,” “believe,” “continue,” “expect,” “intend,” “opportunity,” “plan,” “remain,” “seek,” “will” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these or any forward-looking statements, which speak only as of the date of this press release. Statements made in this report regarding, for instance, the Company’s ongoing exploration of strategic alternatives, and its plans with respect to the further development of the non-bank lending platform, are forward-looking statements. These forward-looking statements are based on current information, which the Company has assessed and which by its nature is dynamic and subject to rapid and even abrupt changes. As such, the Company’s actual results may differ materially from the results or performance expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including (1) the availability of strategic alternatives on acceptable terms, if at all, (2) the limited history of our new lending platform, (3) the substantial risk of loss associated with lending generally, (4) market conditions that may restrict or delay appropriate or desirable non-bank lending opportunities, (5) our ability to develop and maintain necessary processes and controls relating to our non-bank lending platform (6) reliance on one or a small number of employees, (7) potential adverse classifications of our Company if we are unsuccessful in executing our business plan, and (8) those other factors set forth in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2022 and additional risks, if any, identified in our subsequent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K filed with the SEC. Such forward-looking statements should be read in conjunction with the Company’s filings with the SEC. The Company assumes no responsibility to update the forward-looking statements contained in this report or the reasons why actual results would differ from those anticipated in any such forward-looking statement, other than as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDWAY, INC.

Date: August 9, 2023	By:	/s/ Zackery A. Weber
Zackery A. Weber
Vice President of Finance

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